Exhibit 10.27

Wuxi Jiangda Sci-Tech Park Co., Ltd.

Inner Mongolia YanGuFang Whole Grain Industry Development Co., Ltd. Jiangsu Branch

Lease Agreement

Contract No.: BH202201064

Jiangda Sci-Tech Park, 99 Jinxi Road, Binhu District, Wuxi City Room 602-2, 102-1

Party A (lessor): Wuxi Jiangda Sci-Tech Park Co., Ltd.

Registered address: 99 Jinxi Road, Binhu District, Wuxi City

Party B (lessee): Inner Mongolia YanGuFang Whole Grain Industry Development Co., Ltd. Jiangsu Branch

Registered address:

According to the “Civil Code of the People’s Republic of China” and other relevant laws and regulations, Party A and Party B, on the basis of equality, voluntariness, honesty and credibility, have reached a consensus through consultation and reached the following contract on Party B’s lease of Party A’s office space, and shall abide by:

I. Rental housing

Jiangda Sci-Tech Park, 99 Jinxi Road, Binhu District, Wuxi City Room 602-2 and Room 102-1 (non-residential area with a building area of 589 square meters) are leased to Party B as an office building. Party B has fully understood the condition of the house, and knows the size and facilities of the house.

II. Lease term and rent payment

1. The lease period is from July 21, 2022 to October 20, 2022, the unit rent price is RMB 39 per square meter per month. (Party B pays RMB 22,971 for the house rent to Party A every month, and the total house rent for three months is RMB 68,913).

2. The rent shall be paid in one lump sum, and the rent fee shall be paid within the month from the date Party A sends out the payment notice. If the rent is overdue, Party B shall pay the overdue fine at the rate of 5/10000 of the rent owed per day, and the overdue fine is not capped.

3. Party B shall pay the rent in RMB. Payment method: transfer or cash.

Party A’s receiving bank account information is as follows:

Beneficiary Bank: China Construction Bank Science and Education Industrial Park Sub-branch

Account number: [***]

Payee: Wuxi Jiangda Sci-Tech Park Co., Ltd.

If there is any change in the above bank account information, Party A shall notify Party B in writing within 30 days after the change.

III. Security Deposit

Party B shall pay deposit RMB 83,049 to Party A within one week after the signing of this Contract. Party B has no breach of the lease term and does not commit any of the following bad behaviors. After the end of the lease term, Party A shall return the deposit to Party B in full without interest. If Party B breaches any of the following behaviors during the lease term, Party A shall have the right to deduct the full amount of the deposit and pay the corresponding rent reduction and remission according to the operating years of Party B:

1. Without the written consent of Party A, Party B transfers the house or any part of its rights and interests to a third party (including subletting or exchanging houses);

2. Arrears in housing rent, water and electricity or property management fees for more than one month (since the date of arrears);

3. Party B suspends the business in the office for more than three months without justified reasons (no one works in the house);

4. Failed to settle in within one month after signing the contract, and failed to carry out normal R&D and business operations;

5. If the lease term has expired and Party B or its materials continue to occupy the premises without Party A’s consent, which influence party A’s house leasing;

6. Other behaviors that violate the management of the park or damage the properties of the park.

When Party B has any one of the above circumstances, Party A has the right to deduct the full amount of the security deposit, cut off power and water supply to Party B, and order Party B to leave the house. If Party B cannot withdraw, Party A shall have the right to take compulsory measures to enter the premises and take back the premises in advance. At the same time, Party B shall dispose of the materials left by Party B. Party B shall bear the losses of Party B’s assets caused thereby, if proposed by Party A and confirmed by both parties, the fees owed by Party B to Party A may be converted into creditor’s rights, which may be converted into the equity of Party B’s company.

IV. Decoration agreement

1. As the house provided by Party A is already decorated, if Party B wants to carry out secondary decoration, Party B shall provide Party A with a decoration plan in advance and get Party A’s confirmation.

2.When this contract is terminated, Party B shall remove the movable items by itself, restore the office room to its original state and return it to Party A. Party A will not compensate Party B for the loss of Party B’s decoration facilities or equipment due to the restoration of the office room to its original state., the parts that Party B cannot dismantle and move shall be owned by Party A free of charge.

V. Responsibilities of Party A

1. Party A shall ensure that it is the legal lessor of this house, and Party A has obtained the necessary permits and approvals from relevant departments during the lease period.

2. On the premise that Party B pays the rent and other expenses as agreed in this contract, Party A shall ensure that Party B can use the house and related supporting public facilities safely without any interference during the lease period.

3. Party A shall pay various taxes and fees stipulated by law to relevant departments.

4. Party A shall keep the main structure of the office building in good condition. If it is necessary to repair due to the natural wear and tear of the office building, Party A shall be responsible for the repair in time.

5. During the lease period, Party A shall regularly inspect and maintain the leased house, and Party B shall cooperate during the inspection and maintenance.

6. Party A shall assist Party B to connect to water, electricity, gas and telephone in time, and Party A shall pay the government department for the cost of connecting to public facilities.

VI. Responsibilities of Party B

1. Party B guarantees that it shall engage in normal business activities in strict accordance with relevant laws and regulations, and that the projects operated by Party B shall conform to the overall planning of the park.

2. Without the consent of Party A, Party B shall not dismantle, change or renovate the building and design of the house, shall not add or modify the external structure of the house, and shall not set up billboards or publicity boards arbitrarily.

3. Party B shall purchase sufficient insurance for the important equipment, devices and goods in the house to prevent damage or loss caused by fire or other risks.

4. Within three months before the end of the lease term, Party B shall allow the intended lessee accompanied by Party A to understand the building facilities of the office building and provide cooperation.

5. Party B shall not use houses, non-public facilities and venues other than the office building. Party B shall not pile up goods or obstacles at any entrances, stairs, platforms, fire exits and other passages, and shall not affect the passage of others.

6. Party B shall provide the project contact person of the office room, the contact person is (contact number: ), any documents and notices delivered by Party A to the contact person shall be served on Party B. If there is any change in the contact person of Party B, Party A shall be notified in writing in time to avoid unnecessary delay.

VII. Renewal and cancellation of lease

1. During the valid period of the contract, if Party B requests to rent the office after the lease period expires, Party B shall submit an irrevocable written notice to Party A three months before the lease period expires, and the lease can be re-signed after negotiation between both parties. If Party B does not request to renew the contract within one month after the expiration of this contract, it is deemed that Party B has given up continuing to rent the house, and Party A may lease the house to a third party. In any case, if no written lease contract is signed, it shall not be considered that the two parties have formed aactual lease relationship, and Party B shall not occupy the house without any reason.

2. After the lease term expires, if Party B continues to use the office room without going through the lease renewal procedures, it will be regarded as illegal occupation. Party A has the right to exercise its rights in accordance with the provisions of Article 3 of this contract, and Party B shall bear the property losses caused by itself.

3. Party B must notify Party A in writing one month in advance to cancel the lease of the office space and go through the procedure of canceling the lease. After both parties confirm the ownership of the leftover materials and settle the relevant expenses on the spot, Party A can only move in after signing and agreeing.

4. If Party B obtains government subsidy through Party A’s efforts during the stay in the park, Party B must inform Party A of the new relocation location when leaving the park, and can only leave the park after Party A’s approval.

VIII. Dispute resolution

1. The conclusion, effectiveness, interpretation, performance and dispute resolution of this contract shall be governed by Chinese laws.

2. During the performance of this contract, when a dispute arises between the two parties, it should be resolved through friendly negotiation based on the principle of honoring the contract and keeping promises. If the negotiation fails, a lawsuit shall be brought to the people’s court of the place where the contract is performed, and the losing party shall bear all expenses incurred by the other party due to the lawsuit, including litigation fees, attorney fees, transportation expenses, etc.

IX. Other matters

After Party B completes the company’s industrial and commercial registration procedures, it must submit the relevant enterprise information to Party A for filing, otherwise it will be deemed that Party B has breached the contract, and this contract will be terminated automatically, and the relevant expenses during this period will be borne by Party B.

For matters not covered in this contract, both parties may sign a supplementary contract separately, and the supplementary contract has the same legal effect as this contract. This contract becomes legally effective on the date of signature by both parties.

This contract is made in triplicate, Party A and Party B each hold one copy, and one copy is kept on file.

Party A (Seal) : Wuxi Jiangda Sci-Tech Park Co., Ltd. (Seal)

Legal representative:

Attorney-in-fact: Dong Zhang

July 13, 2022

Party B (Seal) : Inner Mongolia YanGuFang Whole Grain Industry Development Co., Ltd. Jiangsu Branch (Seal)

Legal representative:

Attorney-in-fact:

July 13, 2022

Wuxi Jiangda Sci-Tech Park Co., Ltd.

Inner Mongolia YanGuFang Whole Grain Industry Development Co., Ltd. Jiangsu Branch

Lease Agreement

Contract No.: BH202201079

Jiangda Sci-Tech Park, 99 Jinxi Road, Binhu District, Wuxi City Room 602-2, 102-1

Party A (lessor): Wuxi Jiangda Sci-Tech Park Co., Ltd.

Registered address: 99 Jinxi Road, Binhu District, Wuxi City

Party B (lessee): Inner Mongolia YanGuFang Whole Grain Industry Development Co., Ltd. Jiangsu Branch

Registered address:

According to the “Civil Code of the People’s Republic of China” and other relevant laws and regulations, Party A and Party B, on the basis of equality, voluntariness, honesty and credibility, have reached a consensus through consultation and reached the following contract on Party B’s lease of Party A’s office space, and shall abide by:

I. Rental housing

Jiangda Sci-Tech Park, 99 Jinxi Road, Binhu District, Wuxi City Room 602-2 and Room 102-1 (non-residential area with a building area of 589 square meters) are leased to Party B as an office building. Party B has fully understood the condition of the house, and knows the size and facilities of the house.

II. Lease term and rent payment

1. The lease period is from October 21, 2022 to April 20, 2023, the unit rent price is RMB 39 per square meter per month. (Party B pays RMB 22,971 for the house rent to Party A every month, and the total house rent for six months is RMB 137,826).

2. The rent shall be paid in one lump sum, and the rent fee shall be paid within the month from the date Party A sends out the payment notice. If the rent is overdue, Party B shall pay the overdue fine at the rate of 5/10000 of the rent owed per day, and the overdue fine is not capped.

3. Party B shall pay the rent in RMB. Payment method: transfer or cash.

Party A’s receiving bank account information is as follows:

Beneficiary Bank: China Construction Bank Science and Education Industrial Park Sub-branch

Account number: [***]

Payee: Wuxi Jiangda Sci-Tech Park Co., Ltd.

If there is any change in the above bank account information, Party A shall notify Party B in writing within 30 days after the change.

III. Security Deposit

Party B shall pay deposit RMB       to Party A within one week after the signing of this Contract. Party B has no breach of the lease term and does not commit any of the following bad behaviors. After the end of the lease term, Party A shall return the deposit to Party B in full without interest. If Party B breaches any of the following behaviors during the lease term, Party A shall have the right to deduct the full amount of the deposit and pay the corresponding rent reduction and remission according to the operating years of Party B:

1. Without the written consent of Party A, Party B transfers the house or any part of its rights and interests to a third party (including subletting or exchanging houses);

2. Arrears in housing rent, water and electricity or property management fees for more than one month (since the date of arrears);

3. Party B suspends the business in the office for more than three months without justified reasons (no one works in the house);

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4. Failed to settle in within one month after signing the contract, and failed to carry out normal R&D and business operations;

5. If the lease term has expired and Party B or its materials continue to occupy the premises without Party A’s consent, which influence party A’s house leasing;

6. Other behaviors that violate the management of the park or damage the properties of the park.

When Party B has any one of the above circumstances, Party A have the right to deduct the full amount of the security deposit, cut off power and water supply to Party B, and order Party B to leave the house. If Party B cannot withdraw, Party A shall have the right to take compulsory measures to enter the premises and take back the premises in advance. At the same time, Party B shall dispose of the materials left by Party B. Party B shall bear the losses of Party B’s assets caused thereby, if proposed by Party A and confirmed by both parties, the fees owed by Party B to Party A may be converted into creditor’s rights, which may be converted into the equity of Party B’s company.

IV. Decoration agreement

1. As the house provided by Party A is already decorated, if Party B wants to carry out secondary decoration, Party B shall provide Party A with a decoration plan in advance and get Party A’s confirmation.

2.When this contract is terminated, Party B shall remove the movable items by itself, restore the office room to its original state and return it to Party A. Party A will not compensate Party B for the loss of Party B’s decoration facilities or equipment due to the restoration of the office room to its original state., the parts that Party B cannot dismantle and move shall be owned by Party A free of charge.

V. Responsibilities of Party A

1. Party A shall ensure that it is the legal lessor of this house, and Party A has obtained the necessary permits and approvals from relevant departments during the lease period.

2. On the premise that Party B pays the rent and other expenses as agreed in this contract, Party A shall ensure that Party B can use the house and related supporting public facilities safely without any interference during the lease period.

3. Party A shall pay various taxes and fees stipulated by law to relevant departments.

4. Party A shall keep the main structure of the office building in good condition. If it is necessary to repair due to the natural wear and tear of the office building, Party A shall be responsible for the repair in time.

5. During the lease period, Party A shall regularly inspect and maintain the leased house, and Party B shall cooperate during the inspection and maintenance.

6. Party A shall assist Party B to connect to water, electricity, gas and telephone in time, and Party A shall pay the government department for the cost of connecting to public facilities.

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VI. Responsibilities of Party B

1. Party B guarantees that it will engage in normal business activities in strict accordance with relevant laws and regulations, and that the projects operated by Party B shall conform to the overall planning of the park.

2. Without the consent of Party A, Party B shall not dismantle, change or renovate the building and design of the house, shall not add or modify the external structure of the house, and shall not set up billboards or publicity boards arbitrarily.

3. Party B shall purchase sufficient insurance for the important equipment, devices and goods in the house to prevent damage or loss caused by fire or other risks.

4. Within three months before the end of the lease term, Party B shall allow the intended lessee accompanied by Party A to understand the building facilities of the office building and provide cooperation.

5. Party B shall not use houses, non-public facilities and venues other than the office building. Party B shall not pile up goods or obstacles at any entrances, stairs, platforms, fire exits and other passages, and shall not affect the passage of others.

6. Party B shall provide the project contact person of the office room, the contact person is ________ (contact number______: ), any documents and notices delivered by Party A to the contact person shall be served on Party B. If there is any change in the contact person of Party B, Party A shall be notified in writing in time to avoid unnecessary delay.

VII. Renewal and cancellation of lease

1. During the valid period of the contract, if Party B requests to rent the office after the lease period expires, Party B shall submit an irrevocable written notice to Party A three months before the lease period expires, and the lease can be re-signed after negotiation between both parties contract. If Party B does not request to renew the contract within one month after the expiration of this contract, it is deemed that Party B has given up continuing to rent the house, and Party A may lease the house to a third party. In any case, if no written lease contract is signed, it shall not be considered that the two parties have formed aactual lease relationship, and Party B shall not occupy the house without any reason.

2. After the lease term expires, if Party B continues to use the office room without going through the lease renewal procedures, it will be regarded as illegal occupation. Party A has the right to exercise its rights in accordance with the provisions of Article 3 of this contract, and Party B shall bear the property losses caused by itself.

3. Party B must notify Party A in writing one month in advance to cancel the lease of the office space and go through the procedure of canceling the lease. After both parties confirm the ownership of the leftover materials and settle the relevant expenses on the spot, Party A can only move in after signing and agreeing.

4. If Party B obtains government subsidy through Party A’s efforts during the stay in the park, Party B must inform Party A of the new relocation location when leaving the park, and can only leave the park after Party A’s approval.

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VIII. Dispute resolution

1. The conclusion, effectiveness, interpretation, performance and dispute resolution of this contract shall be governed by Chinese laws.

2. During the performance of this contract, when a dispute arises between the two parties, it should be resolved through friendly negotiation based on the principle of honoring the contract and keeping promises. If the negotiation fails, a lawsuit shall be brought to the people’s court of the place where the contract is performed, and the losing party shall bear all expenses incurred by the other party due to the lawsuit, including litigation fees, attorney fees, transportation expenses, etc.

IX. Other matters

After Party B completes the company’s industrial and commercial registration procedures, it must submit the relevant enterprise information to Party A for filing, otherwise it will be deemed that Party B has breached the contract, and this contract will be terminated automatically, and the relevant expenses during this period will be borne by Party B.

For matters not covered in this contract, both parties may sign a supplementary contract separately, and the supplementary contract has the same legal effect as this contract. This contract becomes legally effective on the date of signature by both parties.

This contract is made in triplicate, Party A and Party B each hold one copy, and one copy is kept on file.

Party A (Seal) : Wuxi Jiangda Sci-Tech Park Co., Ltd. (Seal)

Legal representative:

Attorney-in-fact:

October 19, 2022

Party B (Seal) : Inner Mongolia YanGuFang Whole Grain Industry Development Co., Ltd. Jiangsu Branch (Seal)

Legal representative:

Attorney-in-fact:

October 19, 2022

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